UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2022

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165972	22-3956444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Ave. Suite 400

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 31, 2022, BoxScore Brands, Inc. (the “Company”) completed a series of transactions which resulted in the (i) conversion and elimination of almost 98% of the Company’s outstanding convertible notes; and, (ii) exercise of virtually all of the Company’s outstanding common stock warrants (excluding warrants issued to employees, management, and service providers).

Convertible Note Conversions:

The holders of a total of ninety nine (99) convertible promissory notes (the “Notes”), representing outstanding principal and accrued interest totaling $11,708,3465.53, exchanged all of said indebtedness for the issuance of a total of 2,818,277,866 shares of the Company’s common stock (the “Conversion Shares”). 655,868,195 of the Conversion Shares were issued pursuant to a forced conversion provision in some of the Notes, exercised by the Company. 2,043,125,140 of the Conversion Shares were issued pursuant to settlement agreements with holders in order to settle disagreements over their Notes. 119,284,531 of the Conversion Shares were issued pursuant to voluntary conversions by the holders of the remaining Notes. All of the Conversion Shares are eligible, for purposes of Rule 144 under the Securities Act of 1933, as amended from time-to-time (the “Securities Act”), to tack the holding period back to the acquisition date of the exchanged convertible promissory note.

Warrant Exercises:

Four holders of common stock purchase warrants previously issued by the Company exercised their rights under their respective warrants to purchase an aggregate of 27,631,065 shares of the Company’s common stock (the “Exercise Shares”). The Company received aggregate gross proceeds of $105,000 in exchange for the Warrant Shares. Upon exercise of the warrants and issuance of the Exercise Shares, each of the holders of the warrants had no further rights under their respective warrants.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K with regard to the issuance of the Conversion Shares and the Exercise Shares are hereby incorporated by reference into this Item 3.02. The Conversion Shares and the Exercise Shares are exempt from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws. Each issuance did not involve a public offering; each recipient confirmed that it was an accredited investor; and, each recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K with regard to the issuance of the Conversion Shares and the Exercise Shares are hereby incorporated by reference into this Item 3.03.

ITEM 8.01	OTHER EVENTS.

On January 5, 2023, the Company issued a press release announcing the engagement of MZ Group to lead a comprehensive strategic investor relations and financial communications program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release published on January 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 06 January 2023	BOXSCORE BRANDS, INC.

	BY:	/S/ SEBASTIAN LUX
Sebastian Lux,
Chief Executive Officer

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